                               FOUR MEDIA COMPANY

                 1997 AMENDED AND RESTATED DIRECTOR STOCK PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

[Optionee's Name and Address]
 ---------------------------

-----------------------------
-----------------------------
-----------------------------


     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number:                       _________________________

     Date of Grant:                      _________________________

     Vesting Commencement Date:          _________________________

     Exercise Price per Share:           $________________________

     Total Number of Shares for which
       Option is Granted:                _________________________

     Total Exercise Price:               $________________________

     Term/Expiration Date:               _________________________

     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in four equal cumulative installments on or after each successive annual anniversary of the Date of Grant in accordance with the following schedule:

                          Number of Shares     Exercise
                        Becoming Exercisable     Date
                        --------------------   --------

First Anniversary       ___________________    _______

Second Anniversary      ___________________    _______

Third Anniversary       ___________________    _______

Fourth Anniversary      ___________________    _______

     Termination Period:
     ------------------

     This Option may be exercised for three (3) month after termination of your status as a Director, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.


II.  AGREEMENT
     ---------

     1.   Grant of Option.  FOUR MEDIA COMPANY, a Delaware corporation (the
          ---------------
"Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the above Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Amended and Restated 1997 Director Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     2.   Exercise of Option,
          ------------------

          (a) Right to Exercise.  This Option shall be exercisable during its
              -----------------
term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or cessation of service as a Director, this

Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise.  This Option shall be exercisable by written
              ------------------
notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Optionee's Representations.  If the Shares purchasable pursuant to the
          --------------------------
exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4.   Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (a)  cash;

          (b)  check;

          (c)  surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

     5.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the stockholders of the Company if the Company determines that stockholder approval is required by law or any regulations applicable to Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board.

     6.   Termination of Continuous Status as a Director .  In the event an
          -----------------------------------------------
Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability), Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7.   Disability of Optionee.  In the event of termination of an Optionee's
          ----------------------
status as a Director as a result of his or her disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     8.   Death of Optionee.  In the event of termination of Optionee's status
          -----------------
as a Director as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     9.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Grant of Options.  The Optionee will not recognize any income for
              ----------------
either federal or California income tax purposes upon grant of an Option under the Plan.

          (b) Exercise of Options.  There may be a regular federal income tax
              -------------------
liability and California income tax liability upon the exercise of an Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

          (c) Disposition of Shares.  If Shares received pursuant to exercise of
              ---------------------
the Option are held for more than one year, any gain or loss realized on disposition of the Shares will be treated as long-term capital gain or loss for federal and California income tax purposes; and if Shares are held for one year or less, any such profit or loss will be treated as short-term capital gain or loss.

     12.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

                                    FOUR MEDIA COMPANY,
                                    a Delaware corporation



                                    By:___________________________


     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A DIRECTOR OF THE COMPANY (NOT THROUGH THE ACT OF BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1997 AMENDED AND RESTATED DIRECTOR STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF SERVICE AS A DIRECTOR OR NOMINATION TO SERVE AS A DIRECTOR, NOR SHALL IT INTERFERE IN ANY WAY WITH ANY RIGHTS WHICH THE DIRECTOR OR THE COMPANY MAY HAVE TO TERMINATE THE DIRECTOR'S RELATIONSHIP WITH THE COMPANY AT ANY TIME.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company's Board of Directors or Compensation Committee administering the Plan upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


Dated:__________________                 _______________________
                                         Optionee


                                         Residence Address:

                                         ______________________

                                         ______________________

                                         ______________________

                                   EXHIBIT A
                                   ---------

                 1997 AMENDED AND RESTATED DIRECTOR OPTION PLAN

                                EXERCISE NOTICE


FOUR MEDIA COMPANY
2813 W. ALAMEDA AVENUE
BURBANK, CA 91505

Attention:  Secretary

     1.   Exercise of Option.  Effective as of today, _________, 19__, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ________ shares of the Common Stock (the "Shares") of FOUR MEDIA COMPANY (the "Company") under and pursuant to the Amended and Restated 1997 Director Option Plan (the "Plan") and the Stock Option Agreement dated _______, 19__ (the "Option Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.   Rights as Stockholder.  Until the stock certificate evidencing such
          ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12.

          Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

     4.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  Optionee understands and agrees that the Company may
              -------
cause the legend set forth below or legends similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (b) Stop-Transfer Notices.  Optionee agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been transferred.

     6.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the Compensation Committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Compensation Committee shall be final and binding on the Company and on Optionee.

     8.   Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     9.   Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     10.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     11.  Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     12.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                 Accepted by:

OPTIONEE:                     FOUR MEDIA COMPANY


                              By:______________________________

                              Its:_____________________________

_________________________
(Signature)


Address:                      Address:
-------                       -------

_________________________     2813 W. ALAMEDA AVENUE
                              BURBANK, CA 91505
_________________________

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


OPTIONEE       :

COMPANY        :    FOUR MEDIA COMPANY

SECURITY       :    COMMON STOCK

AMOUNT         :

DATE           :


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or qualified under any State Securities Laws in reliance upon a specific exemption therefrom, which exemption may depend upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the

Securities must be held indefinitely unless they are subsequently registered under the Securities Act and qualified under applicable State Securities Laws or an exemption from such registration and/or qualification is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are so registered and qualified or such registration or qualification is not required in the opinion of counsel satisfactory to the Company.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                              Signature of Optionee:

                              ___________________________

                              Date:___________, 19__

                               FOUR MEDIA COMPANY
                 AMENDED AND RESTATED 1997 DIRECTOR OPTION PLAN


     1.  Purposes of the Plan.  The purposes of this Four Media Company Amended
         --------------------
and Restated 1997 Director Option Plan are to attract the best available persons for service as Outside Directors of the Company and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Board" means the Board of Directors of the Company.
              -----

         (b) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (c) "Common Stock" means the Common Stock of the Company.
              ------------

         (d) "Company" means FOUR MEDIA COMPANY, a Delaware corporation.
              -------

         (e) "Director" means a member of the Board or a nominee to become a
              --------
member of the Board.

         (f) "Employee" means any person, including officers and Directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (h) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (i) "Inside Director" means a Director who is an Employee.
              ---------------

         (j) "Option" means a stock option granted pursuant to the Plan.
              ------

         (k) "Optioned Stock" means the Common Stock subject to an Option.
              --------------

         (l) "Optionee" means a Director who holds an Option.
              --------

         (m) "Outside Director" means a Director who is not an Employee.
              ----------------

         (n) "Parent" means a "parent corporation," whether now or hereafter
              ------
existing as defined in Section 424(e) of the Code.

         (o) "Plan" means this Four Media Company Amended and Restated 1997
              ----
Director Option Plan.

         (p) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 10 of the Plan.

         (q) "Subsidiary" means a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 10 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.  Administration and Grants of Options under the Plan.
         ---------------------------------------------------

         (a) Procedure for Grants.  All grants of Options to Outside Directors
             --------------------
under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

             (ii) Each existing Outside Director and each Outside Director who first becomes an Outside Director prior to the day after the closing of the Company's initial public offering ("IPO") shall be granted an Option to purchase 100,000 Shares (the "Option") on the effective date of the IPO. Each Outside Director who first becomes an Outside Director after the closing date of the IPO, either through election by the stockholders of the Company or appointment by the Board to fill a vacancy, shall be granted an Option to purchase 100,000 Shares on the date on which such person becomes an Outside Director. The previous two sentences notwithstanding, no Inside Director who ceases to be an Inside Director but who remains a Director shall receive an Option.

             (iii) Notwithstanding the provisions of subsection (ii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan, if required, in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan, if required, in accordance with Section 16 hereof.

             (iv) The terms of any Option granted hereunder shall be as follows:

                  (A) The term of the Option shall be ten (10) years.

                  (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                  (C) The exercise price per Share for all Options granted under this Plan prior to the closing date of the IPO shall be the per Share price to the public in the Company's IPO. The exercise price per Share for all other grants shall be 100% of the Fair Market Value per Share on the date of grant of the Option. In the event that the date of grant of an Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

                  (D) Subject to Section 10 hereof, and provided that the closing of the IPO has occurred within two weeks of the effective date of the IPO, the Option shall become exercisable as to one-quarter (1/4) of the Shares subject to the Option one year after its date of grant, and as to an additional one-quarter( 1/4) at the end of each year thereafter, provided that the Optionee continues to serve as a Director on such dates.

             (v) If any Option(s) to be granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to Outside Directors only to the extent then available, and if more than one Outside Director would be so eligible, on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.  Eligibility.  Options may be granted only to Outside Directors.  All
         -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 hereof. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11.

     7.  Form of Consideration.  The consideration to be paid for the Shares to
         ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8.  Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Stockholder.  Any Option
             -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no

Options shall be exercisable until, if required, stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Rule 16b-3.  Options granted to Outside Directors must comply with
             ----------
the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor statute thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

         (c) Termination of Continuous Status as a Director.  Subject to Section
             ----------------------------------------------
10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability [as defined in
Section 22(e)(3) of
the Code]) the Optionee may exercise his or her Option, but only within three
(3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (d) Disability of Optionee. In the event Optionee's status as a
             ----------------------
Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (e) Death of Optionee.  In the event of an Optionee's death, the
             -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.  Non-Transferability of Options.  The Option may not be sold, pledged,
         ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
Sale or Change of Control.
-------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor

Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Stockholder Approval.  If required by any law or regulation (including
          --------------------
Stock Exchange regulation) applicable to the Company, continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If required by law or regulation, such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     17.  Restatement of Prior Plan.  This Plan amends, restates and supersedes
          -------------------------
in its entirety that certain 1997 Director Option Plan approved by the Company's Board of Directors as of November 19, 1996.